UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2004

Infotec Business Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada		33-90618	98-0358149
(State or Other Juris- diction of Incorporation		(Commission File Number)	(IRS Employer Identification No.)

105-4664 Lougheed, Burnaby, B.C.			V5C 5T5
(Address of principle executive offices)	Ive offices)	Address of principlfices	(Zip Code)
Registrant’s telephone number, including area code: (604) 298-8400 444 Columbia Street, New Westminster, BC V3L 3W9, Canada
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement,

Item 2.01

Completion of Acquisition or Disposition of Assets

Stock Purchase Agreement

On September 29, 2004, Infotec Business Systems, Inc. (“Infotec”) entered into a Stock Purchase Agreement (“Agreement”) with Cackleberries Entertainment, Inc. (“Cackleberries”), Cackleberries is also a development-stage children’s entertainment company, and the Stockholders of Cackleberries (“Stockholders”).

The Agreement:  Infotec agreed to acquire 99% of the issued shares of Cackleberries in consideration for the issuance of Infotec common shares to the Cackleberries stockholders. The acquisition resulted in a change of control and of management of the company and will be accounted for as a reverse take over.

Infotec is an emerging development-stage company that plans to be involved in all aspects of children's entertainment, toy manufacturing and the development of new products.  Infotec expects to earn revenues from merchandise sales, product licensing and web site user fees.  The objective of Infotec is to complete the development of its product line, implement its marketing and sales plan and achieve its initial revenue projections for this fiscal year.

Infotec’s merchandising strategy includes the introduction of characters, their charming town and music, which has already been developed by Cackleberries’ artists, through television and radio commercials.  As a web-based company, Infotec will use standard forms of advertising to drive traffic to the web site.  Affiliate marketers will be used to insure click-throughs as well as to establish a massive international sales force.

The Individuals Involved

The Stockholders coming from Cackleberries to Infotec are Ralph Scobie, Eronne Ward, Ken Rolston and Dave Anderson.  The principle stockholders remaining with Infotec are Robert Danvers and Chantal Trudeau.

Ralph Scobie has been an officer and Director of several Public companies during the last ten years.  He has been the Chairman and CEO of Cackleberries Entertainment Inc. since June 2003.  In 2001-2003, Mr. Scobie was President and CEO of TML Ventures, a company engaged in wireless access and monitoring for the automobile.  In 1999-2001, he was Chairman of Oceanlake Commerce, a company engaged in wireless content delivery for data based information for technology companies, insurance companies and athletic teams.  In 1993-1997, Mr. Scobie was also Chairman, President and CEO of PCS Wireless, a company engaged in the development and sales of intelligent antenna systems for the cellular, cable and in building delivery of wireless telephone systems.  All of the above companies traded on the TSX Venture or it's predecessor, the VSE.

Eronne Ward owned and operated a successful accounting practice until becoming the President of Cackleberries Entertainment Inc. in June 2003.  Her practice grew from 17 to approximately 450 clients.  Her varied client base included industries from every sector: law, construction, medicine, forestry, fishing, trucking, manufacturing, service and hospitality.  She has been the managing partner or director of a public games company, a children’s entertainment centre, a neighbourhood pub, several manufacturing companies and an environmental action group.  She is the founding partner of a large land development project in Costa Rica.

Ken Rolston is an artist with a diploma in Fine Arts from Okanagan College in British Columbia Canada.  He is the creator of the look and feel of Cackleberries and it is his images that have spawned this amazing property Infotec will develop and market.

Dave Anderson is a graduate in Business Management from the University of Denver.  He is a successful entrepreneur whose last venture was in Children’s entertainment.  Mr. Anderson owned and operated StarStation Entertainment Centre from 1995 until 2003, when he sold it to dedicate his talents to Cackleberries Entertainment.

Robert Danvers has served as Infotec’s President, Chief Executive Officer, Secretary and Treasurer from our founding August 30, 2001 to November 1, 2001.  From November 1, 2001 to September 29, 2004 Mr. Danvers was director, President and Chief Executive Officer of Infotec.  Mr. Danvers is currently a Director, CFO, Secretary and Treasurer of Infotec.   Since 1982, Mr. Danvers has provided consulting services to development businesses and public reporting companies principally in the field of financial management and business information systems.  For the preceding five years, Mr. Danvers has served as President and a director of Danby Financial Management Corp. and Danby Technologies Corporation.  These businesses operate respectively in the fields of financial management and information systems consulting.

Infotec Representations: Infotec has made representations and warranties to Cackleberries and the Stockholders about matters that are customarily included in stock purchase agreements.  These matters include financial statements, authorization, absence of undisclosed liabilities, disclosure, no material adverse changes; organization, good standing and operations of Infotec and compliance with laws.

Cackleberries and Stockholders Representations: Cackleberries and the Stockholders have made representations and warranties to Infotec about matters that are customarily included in stock purchase agreements.  These matters include the organization and good standing of Cackleberries and the ownership of shares, financial statements, authorization, no material adverse changes, disclosure, compliance with laws, title to tangible, intangible and intellectual property assets and the operations of Cackleberries.

Both Infotec and Cackleberries and the Stockholders have agreed to indemnify the other party from any loss due to any inaccuracy in or any breach of any representations, warranties, covenants or agreements in the Agreement or delivered pursuant to this Agreement, for twelve months following the closing date (September 29, 2004.)

There are no material relationships between Infotec and Cackleberries or any of Cackleberries’ affiliates, directors or officers, or associates of any of such directors or officers, other than in respect of the agreements described above and related matters.

Forward Looking Statements

        This Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "may", "will", "expect", "intend", "anticipate", "believe", "estimate", "continue" and other similar words.  You should read statements that contain these words carefully because they discuss our future expectations, making projections of our future results of operations or our financial condition or state other "forward-looking" information.  Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of our Company to be materially different from those which may be expressed or implied by such statements.  Any cautionary language in this report provides examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we described in our forward-looking statements.  We do not undertake any obligation to publicly update forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Merchandising

Infotec’s merchandising strategy includes the introduction of the town of Oville and the Cackleberries characters through television and radio commercials and the introduction of music.  As a web-based company, Infotec will use standard forms of advertising to drive traffic to the website.  Affiliate marketers will be used to insure click-throughs as well as to establish a massive international sales force.

 Infotec intends to exploit the seasonal shopping market through the use of mall kiosks.  Initially, the only direct retail sales will be via high-end children’s boutiques.

Infotec is exploring the direct sales application of home parties as an excellent way to reach target consumers.

Products and Services

Cackleberries brings with it an extensive catalogue of products and services planned for Infotec’s expanding customer base.  Infotec is anticipating entering the marketing with more than a dozen products and it plans to introduce a new product with  predetermined launch dates.  Infotec’s initial line includes twelve plush dolls, Music CDs, board games, card games, posters, crafts, colouring books, t-shirts, pajamas, slippers, plastic and electronic toys and several new products currently being patented.

The website is destined to be the most unique on the internet -- fully interactive, user-friendly and above all a safe place for kids to play.  The abridged version of the online games, crafts, art, stories, and music will encourage children to become members of the Cackclub and enjoy the full spectrum of online activities offered.

Delivery and Distribution

Since the acquisition of the initial concept for Cackleberries, Cackleberries has enriched the product and substantially expanded the scope.  Cackleberries has fully developed the story concept, expanded the cast to over thirty-two characters and built a large, exciting community. Cackleberries has developed a strong corporate policy that insists on a high quality, socially responsible products.

The variety of products and services that will be sold will be expansive and Infotec is sourcing suppliers from around the world.  Infotec is committed to manufacturing its own product to ensure the highest standards.  Infotec is creating innovative products in apparel, toys and electronics.

Infotec’s games division is working on a variety of games that are scheduled for introduction over the next two years.  The premium family game  "Adventures in Oville" will be highlighted for the Easter season.  The first DVD is in the planning stages. Infotec’s retail sales “the mall point of purchase” display/kiosk's are under development for initiation in 2005.  Infotec is researching direct sales options.

Marketing

A cautious approach is being taken in the launching of the advertising campaign for the Cackleberries products.  Infotec has set a goal to emulate the most successful 'web based start up' in the history of the Internet, Neopets.  Infotec anticipates that through our unique web site and the power of the net, it too will face enormous pressures to deal with the millions of 'hits'.

During the next quarter Infotec will be initiating our web-marketing program through affiliate groups.  Infotec will place 10 and 30-second commercials on television.  Advertising will be placed with radio and print media.  The intent of this marketing campaign will be to drive traffic to the interactive web site, www.cackleberries.com.

Infotec will test market its products through the use of mall kiosks in various cities.

Competition

The market for children's toys and entertainment is broadly based and highly competitive.  It is characterized by large incumbent operators such as Disney, Sony, Warner Brothers and Nickelodeon.   Unique marketing companies such as Beanie Babies and NeoPets, have hit the internet first.  The Cackleberries characters and products will have to compete with these giants. Many of these companies have established histories and relationships and proven market acceptance that enable them to attract talent, marketing support, the interest of decision makers and financiers.   Many of the firms within this industry are large and have significant resources for sales, marketing and research and development that Infotec does not yet have.

The Cackleberries product line faces competition from a wide range of competitors in the online application services industry.  These companies include large, well-established and financially stronger companies.  Infotec has only limited resources to compete and may never have sufficient funds to be able to refine its applications and successfully market its offerings so that the Cackleberries line may become a factor in the industry.  These factors may cause investors in Infotec stock to lose the value of their investment.

Employees

Cackleberries brings with it 18 full time staff members in its web, animation, apparel, merchandising, marketing, advertising, finance, retail, DVD, Art, Education, retail, logistics, investor and specialty divisions.  Infotec intends to add to this number by over 30 additional full time staff members by July 2005.  Continued growth throughout the next five years is anticipated.

Cackleberries staff have generally been engaged as full time employees.   They also engaged contractors and outside consultants.  There currently are no collective bargaining agreements with any unions.  Good relations with employees and contractors is important to Cackleberries and Infotec.

Management Control

Mr. Ralph Scobie and Ms. Eronne Ward together own or control approximately 62.4%  of the outstanding shares of Infotec common stock.  Accordingly, together, they will have almost complete influence in determining the outcome of all corporate transactions and business decisions.  The interests of Mr. Scobie and Ms. Ward may differ from the interests of the other stockholders, and since they have the ability to control most decisions through their control of common stock, our investors will have limited ability to affect decisions made by the management.

Capital Inadequacy

To successfully implement its plan, Infotec will be required to expend significant amounts of monies on development, marketing and product procurement.  Infotec is currently without sufficient funds to carry out its business plan.  Without adequate additional funding, Infotec will not be able to implement its business plan and earn revenues from our proposed products and services.  There is no certainty that Infotec will be able to obtain the funding necessary to implement its business plan as needed, or on terms acceptable to the company.  These capital constraints represent another factor which may cause investors in Infotec stock to lose the value of their investment.

Security Ownership of Certain Beneficial Owners and Management

     The following  table  sets  forth,  as  of  the date of this report, information concerning ownership  of  the  Registrant's  securities  by:

-    Each person who owns beneficially more than five percent of the outstanding shares  of  the  Registrant's  common  stock;

-    Each  director;

-    Each  named  executive  officer;  and

-    All  directors  and  officers  as  a  group.

As at September 29, 2004, after giving effect to the Agreement, there were 42,110,000 shares of Infotec common stock issued and outstanding.

Beneficial Owner (1)	Amount and Nature of Beneficial Owner (2)	Percent of Class
Eronne Ward	13,128,889 Class "A" Common Shares	31.18
Ralph Scobie	13,128,889 Class "A" Common Shares	31.18
Robert Danvers	788,000 Class "A" Common Shares	1.87
Ken Rolston	3,751,111 Class "A" Common Shares	8.9
Dave Anderson	3,751,111 Class "A" Common Shares	8.9

All Executive Officers and Directors as a group	27,045,778 Class "A" Common Shares	64.2

(1)

Unless otherwise indicated the address of each of the listed beneficial owners identified is Suite 105, 4664 Lougheed, Burnaby,  BC  V5C 5T5.
(2)

Under securities laws, a person is considered a "beneficial owner" of a security if that person has or shares power to vote or direct the voting of such security or the power to dispose of such security.  A person is also considered to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days.
(3)

Includes 50,000 common shares held in the name of Chantal Trudeau.  Robert Danvers is the spouse of Chantal Trudeau.  Each disclaims beneficial ownership of the shares beneficially owned by the other.
(4)

Includes 34,400 common shares held in the name of Danby Investment Corp., a British Columbia corporation on behalf of Simon Danvers as to 17,200 common shares and Nicholas Danvers as to 17,200 common shares.  Simon Danvers and Nicholas Danvers are the minor children of Robert Danvers and Chantal Trudeau.  The shares of Simon Danvers and Nicholas Danvers are held in trust by Danby Investment Corp. for their benefit.  Robert Danvers is the President and sole shareholder of Danby Investment Corp. As trustee, Robert Danvers has full direction and control of the shares held beneficially for Simon Danvers and Nicholas Danvers.

Complete Description

The foregoing description of the stock purchase agreement is not a complete summary.  You are urged to read the complete documents, copies of which are attached as exhibits to this current report on Form 8-K, for a complete description of the terms and conditions of such documents.

Item 3.02

Unregistered Sales of Equity Securities

On September 29, 2004, Infotec authorized the issuance of 1,650,000 common shares in respect of a finders fee, at an agreed price of $0.068 per share.  The finder is a non-US person and acquired his shares pursuant to exemptions provided by REG-S.

On September 29, 2004, Infotec approved a settlement of Cackleberries’ debt, amounting to $ 300,000, by authorizing the issuance of 2,000,000 common shares of the company.  Each subscriber is a non-US person and acquired his shares pursuant to exemptions provided by REG-S.

Item 5.01

Changes in Control of Registrant,

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        The following information sets forth the names, positions and the ages of Infotec’s directors and executive officers.  Directors are elected at the annual meeting of stockholders and serve for a term of one year, or until removed from office in accordance with our bylaws, or their successors are elected and qualify.  Officers are appointed by the board of directors.  The officer’s terms of office are, except to the extent governed by employment contract, at the direction of the board of directors.  Directors do not currently receive any compensation for their services in acting as directors.

On September 29, 2004, Stephen Jackson resigned as Director, Secretary and Treasurer of Infotec to devote additional time to his business interests.

On September 29, 2004, Robert Danvers, 51, resigned as President and CEO of Infotec but did not resign as CFO.  Robert Danvers beneficially owns 788,000 Common Shares with $0.001 par value of Infotec stock.  On September 29, 2004, Infotec's board of directors appointed Robert Danvers Treasurer, Secretary and he will remain CFO.

On September 29, 2004, Infotec's board of directors appointed Eronne Ward, 51, as President and Director.  Eronne Ward holds 13,128,889 Common Shares with $0.001 par value of Infotec stock.

On September 29, 2004, Infotec's board of directors appointed Ralph Scobie, 56, as CEO and Chairman of the Board.  Ralph Scobie holds 13,128,889 Common Shares with $0.001 par value of Infotec stock.

Item 5.03.

Change in Fiscal Year End.

On September 29, 2004, by resolution of the board of directors, the company has changed its fiscal year end from April 30, to July 31 to conform Infotec's fiscal year end to that of Cackleberries, the parent accounting entity.

The company will not file a transition report.  The company will file quarterly and annual reports based on a fiscal year end of July 31.

Item 9.01.

Financial Statements and Exhibits.

a.  Financial Statements of Business Acquired.

Infotec will file historical financial statements of Cackleberries under cover of Form 8-K/A as soon as practicable, but not later than the date that required by applicable law.

b.  Pro Forma Financial Information.

Infotec will file pro forma financial statements of Infotec under cover of Form 8-K/A as soon as practicable, but not later than the date that required by applicable law.

c.  Exhibits

Exhibit No.	Description

10.1 99.1

Stock Purchase Agreement, dated as of September 29, 2004, between Infotec Business Systems, Inc. and Cackleberries Entertainment, Inc.

Press Release from Infotec Business Systems, Inc. dated September 30, entitled “Infotec closes purchase of Cackleberries Entertainment”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infotec Business Systems, Inc.

Date: October 4, 2004	By:	/s/ Ralph Scobie

Ralph Scobie title: CEO